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                    COHEN & STEERS EQUITY INCOME FUND, INC.

October 17, 1997

To Our Shareholders:

     We would like to take this opportunity to welcome you as shareholders of Cohen & Steers Equity Income Fund, Inc. and submit to you the Fund's quarterly report for the period ended September 30, 1997. The Fund commenced operations on September 2, 1997 at an initial net asset value per share of $11.46 and at September 30, 1997 the Fund's net asset value was $11.89 per share. The first regular quarterly dividend is scheduled for review by the Board of Directors in December.

FUND OVERVIEW

     As described in the prospectus, the Fund's primary investment objective is current income, with capital appreciation as a secondary objective. We intend to achieve this objective by investing in the equity securities of companies which are primarily engaged in the real estate industry or which own significant real estate assets. The Fund may also invest up to 35% of its assets in debt securities of real estate companies. The Fund's holdings will normally consist of a diverse group of companies that represent various property types. These companies' property holdings will represent broad diversification by geographic region.

     The majority of the securities held by the Fund are the common and preferred stocks of real estate investment trusts, commonly referred to as REITs. REITs primarily own equity interests in income-producing properties and, provided that they comply with certain requirements, do not pay corporate income taxes. Among these requirements is that REITs must distribute at least 95% of their taxable income to shareholders in the form of dividends. Therefore, we believe that REITs are ideal income vehicles. In addition, REITs tend to have returns that exhibit a low correlation to the stock and bond markets, thereby adding diversification benefits to an investor's portfolio.

     We believe that the universe of companies and, therefore, the investment opportunities available to the Fund will continue to grow at a substantial rate. This is due to the prevailing trend towards increasing ownership of real estate by companies that are publicly owned. For example, since 1992 the number of publicly-traded equity REITs has almost doubled to 172 companies while the industry's equity market capitalization has increased more than tenfold to $132 billion. In addition, a sizable universe of preferred stocks issued by REITs is emerging and offers some very significant dividend income opportunities.

INVESTMENT REVIEW

     We are pleased to report that the Fund provided a 3.8% total return in the short period from its inception date to September 30, 1997. As shown in the enclosed Schedule of Investments, at quarter end the Fund's assets were invested in forty positions that represent broad property sector and geographic diversification. REITs are performing very well due to the strong national economy, recovering real estate markets, an attractive property acquisition environment, and increased demand for real estate securities on the part of a broad range of investors. We believe that the real estate investment environment will remain favorable because these trends are expected to continue. Another important factor is that the securitization of real estate, or the shift in ownership from private to public hands, is still in the early stages. Illustrative of this, the public market owns less than 10% of the investment-grade real estate in this country.

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                    COHEN & STEERS EQUITY INCOME FUND, INC.

     At this point in the real estate cycle, we believe that REITs offer investors much more than high current dividend yields. Accordingly, our current strategy emphasizes three basic themes:

     DIVIDEND GROWTH. An important element of our investment strategy is to identify companies that not only have above-average yields but also have earnings and dividend growth that will result in capital appreciation. Today, most REITs employ conservative financial structures and pay dividends that are well-covered by recurring cash flows. This enhances the safety of dividends. Further, because of the strong fundamentals of the real estate industry and their ability to execute sound business plans, many REITs in our portfolio are enjoying impressive earnings increases and are able to raise their dividends at healthy rates.

     UNDERVALUED COMPANIES. We have identified a significant number of companies whose high current yields and depressed stock prices do not reflect the value of their assets or their growth potential. Some are smaller companies with focused geographic or property type strategies that are performing well but have failed to gain the recognition of the investment community. Others are companies in the midst of a turnaround in financial performance, which also is not yet fully appreciated by investors. In both cases, these companies' attractive valuations could lead either to above-average investment returns or to their eventual participation in the ongoing consolidation trend in the real estate industry.

     UNDERVALUED PREFERRED AND DEBT SECURITIES. Added to the rapid growth in common equity capitalization is the emergence of a sizable REIT preferred equity market, which now totals 72 issues with more than $7 billion in capitalization. Many of these issuers have investment grade credit ratings and substantial fixed charge coverage. Stable cash flows, conservative balance sheets and healthy coverage levels make these REIT securities compelling high yield investments. We also see a unique value-added opportunity in non-investment grade preferreds which have the potential to be upgraded to investment grade securities.

     We believe that the combination of strong real estate fundamentals and the securitization of the real estate industry will provide many attractive income-oriented opportunities for the Fund. It is notable that some market strategists are projecting that the supply of yield-oriented financial instruments is dwindling. Consequently, the attractive dividends paid by REITs could become more highly valued by the investment community. As a result, we are confident in our ability to deliver satisfactory investment returns.

Sincerely,


                        /s/ Martin Cohen                   /s/ Robert Steers
                        MARTIN COHEN                       ROBERT H. STEERS
                        President                          Chairman

                            /s/ Steven R. Brown
                            STEVEN R. BROWN
                            Senior Vice President
                            Cohen & Steers Capital Management, Inc.

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                                       2


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                    COHEN & STEERS EQUITY INCOME FUND, INC.

                            SCHEDULE OF INVESTMENTS
                         SEPTEMBER 30, 1997 (UNAUDITED)

                                                                         NUMBER OF                   DIVIDEND
                                                                          SHARES       VALUE          YIELD*
                                                                         ---------   ----------   ---------------
EQUITIES                                                       93.40%
   COMMON STOCK                                                71.42%
      APARTMENT/RESIDENTIAL                                    13.29%
            Associated Estates Realty Corp............................     11,600    $  278,400           7.75%
            Colonial Properties Trust.................................      6,900       206,138           6.96%
            Merry Land & Investment Co................................     17,400       383,886           7.07%
            Oasis Residential, $2.25, Series A (Convertible
               Preferred).............................................      2,200        58,575           8.45%
            Post Properties...........................................      3,800       151,050           5.99%
            Summit Properties.........................................      7,100       155,313           7.27%
            United Dominion Realty Trust..............................      7,200       108,000           6.73%
                                                                                     ----------
                                                                                      1,341,362
                                                                                     ----------
      DIVERSIFIED                                               1.21%
            `D'Ivex Packaging Corp....................................      5,000        80,000           0.00%
            Pacific Gulf Properties...................................      1,800        42,750           6.91%
                                                                                     ----------
                                                                                        122,750
                                                                                     ----------
      HEALTH CARE                                              14.49%
            American Health Properties................................     15,600       382,200           8.57%
            Health Care REIT..........................................      4,900       134,750           7.71%
            Healthcare Realty Trust...................................     12,700       361,156           7.03%
            LTC Properties............................................     18,500       351,500           7.68%
            Meditrust.................................................      2,400        99,600           6.92%
            Nationwide Health Properties..............................      1,800        43,313           6.48%
            Omega Healthcare Investors................................      2,500        90,000           7.17%
                                                                                     ----------
                                                                                      1,462,519
                                                                                     ----------
      OFFICE                                                    3.26%
            Arden Realty Group........................................      5,000       156,875           5.10%
            Brandywine Realty Trust...................................      6,300       150,806           6.02%
            Cornerstone Properties....................................      1,100        21,038           6.27%
                                                                                     ----------
                                                                                        328,719
                                                                                     ----------
      OFFICE/INDUSTRIAL                                         3.55%
            TriNet Corporate Realty Trust.............................     10,200       358,275           7.17%
                                                                                     ----------
      SELF STORAGE                                              2.49%
            Shurgard Storage Centers..................................      3,100        90,675           6.56%
            Sovran Self Storage.......................................      5,100       160,650           6.86%
                                                                                     ----------
                                                                                        251,325
                                                                                     ----------

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                    COHEN & STEERS EQUITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 1997 (UNAUDITED)

                                                                         NUMBER OF                   DIVIDEND
                                                                          SHARES       VALUE          YIELD*
                                                                         ---------   ----------   ---------------
      SHOPPING CENTER                                          33.13%
         Community Center                                      16.02%
            Alexander Haagen Properties...............................     27,300    $  448,743           8.76%
            Burnham Pacific Properties................................      8,300       122,944           6.75%
            First Washington Realty Trust.............................     12,600       310,275           7.92%
            Glimcher Realty Trust.....................................     19,400       444,987           8.38%
            Mid-Atlantic Realty Trust.................................      4,800        64,200           7.18%
            Pennsylvania REIT.........................................        300         7,669           7.35%
            Saul Centers..............................................     11,400       218,025           8.16%
                                                                                     ----------
                                                                                      1,616,843
                                                                                     ----------
         Factory Outlet Center                                  9.99%
            Horizon Group.............................................     20,600       248,488          11.61%
            Prime Retail, $2.13, Series B (Convertible Preferred).....     13,500       327,375           8.76%
            Tanger Factory Outlet Centers.............................     14,700       432,731           7.47%
                                                                                     ----------
                                                                                      1,008,594
                                                                                     ----------
         Regional Malls                                         7.12%
            CBL & Associates..........................................     10,700       277,531           6.82%
            JP Realty.................................................      2,400        61,350           6.81%
            The Mills Corp............................................     14,700       379,444           7.32%
                                                                                     ----------
                                                                                        718,325
                                                                                     ----------
            TOTAL SHOPPING CENTER.....................................                3,343,762
                                                                                     ----------
            TOTAL COMMON STOCK (Identified cost -- $7,088,643)........
                                                                                      7,208,712
                                                                                     ----------
      PREFERRED STOCK                                          21.98%
            CarrAmerica Realty Corp, 8.57%, Series B..................     18,100       461,550           8.40%
            Crown American Realty Trust, 11.00%, Series A.............      9,000       481,500          10.28%
            Liberty Properties Trust, 8.80%, Series A.................     18,000       459,000           8.63%
            Taubman Centers, 8.30%, Series A..........................     16,000       400,000           8.30%
            Winston Hotels, Inc., 9.25%, Series A.....................     16,400       416,150           9.11%
                                                                                     ----------
            TOTAL PREFERRED STOCK (Identified cost -- $2,212,774).....
                                                                                      2,218,200
                                                                                     ----------
                  TOTAL EQUITIES (Identified cost -- $9,301,417)......                9,426,912
                                                                                     ----------

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                    COHEN & STEERS EQUITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 1997 (UNAUDITED)

                                                                            PRINCIPAL
                                                                             AMOUNT        VALUE
                                                                            ---------   -----------
      COMMERCIAL PAPER                                               5.78%
             Dillards, Inc., 6.00%, 10/1/97 (Identified cost -- $583,000)    $583,000      $583,000
                                                                                        -----------
      TOTAL INVESTMENTS (Identified cost -- $9,884,417)............ 99.18%               10,009,912
      OTHER ASSETS IN EXCESS OF LIABILITIES........................  0.82%                   83,366
                                                                   ------               -----------
      NET ASSETS (Equivalent to $11.89 per share based
         on 848,804 shares of capital stock outstanding)...........100.00%              $10,093,278
                                                                   ------               -----------
                                                                   ------               -----------

------------

* Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades.

`D' Non-income producing security.

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                    COHEN & STEERS EQUITY INCOME FUND, INC.

                             FINANCIAL HIGHLIGHTS*
                         SEPTEMBER 30, 1997 (UNAUDITED)

                                                                                                    NET ASSET
                                                                                                      VALUE
                                                                           TOTAL NET ASSETS         PER SHARE
                                                                       ------------------------   --------------
NET ASSET VALUE:
Beginning of period: 09/02/97**......................................               $   100,000           $11.46
      Net investment income..........................................  $   52,571                 $0.06
      Net realized and unrealized gain on investments................     151,989                  0.37
                                                                                                  -----
      Capital stock transactions:
            Sold.....................................................   9,818,002
            Redeemed.................................................     (29,284)
Net increase in net asset value......................................                 9,993,278             0.43
                                                                                    -----------           ------
End of period: 9/30/97...............................................               $10,093,278           $11.89
                                                                                    -----------           ------
                                                                                    -----------           ------

------------

 * Financial information included in this report has been taken from the records of the Fund without examination by independent accountants.

** Commencement of operations.

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                    COHEN & STEERS EQUITY INCOME FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Martin Cohen
Director and President

Gregory C. Clark
Director

George Grossman
Director

Jeffrey H. Lynford
Director

Willard H. Smith Jr.
Director

Elizabeth O. Reagan
Vice President

Adam Derechin
Vice President

INVESTMENT ADVISER
Cohen & Steers Capital Management, Inc.
757 Third Avenue
New York, NY 10017
(212) 832-3232

FUND ADMINISTRATOR AND TRANSFER AGENT
Chase Global Funds Services Co.
73 Tremont Street
Boston, MA 02108
(800) 437-9912

CUSTODIAN
The Chase Manhattan Bank, N.A.
3 Chase MetroTech Center
Brooklyn, NY 11245

LEGAL COUNSEL
Dechert Price & Rhoads
30 Rockefeller Plaza
New York, NY 10112

This report is authorized for delivery to other than shareholders of Cohen & Steers Equity Income Fund, Inc. only when accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund.

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COHEN & STEERS                                              First Class Mail
EQUITY INCOME FUND                                            U.S. Postage
757 THIRD AVENUE                                                  PAID
NEW YORK, NY 10017                                             Boston, MA
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                              COHEN & STEERS
                            EQUITY INCOME FUND



                              STATEMENT OF DIFFERENCES
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The dagger symbol shall be expressed as.................................... `D'